FIRST AMENDMENT

TO

AMENDED AND RESTATED CONSULTING SERVICES AGREEMENT

This First Amendment to Amended and Restated Consulting Services Agreement (this “Amendment”) is entered into as of September 30, 2008, by and between T-Netix, Inc., a Delaware corporation, Evercom Systems, Inc., a Delaware corporation (collectively, the “Companies”), and H.I.G. Capital, LLC, a Delaware limited liability company (the “Consultant”).

WITNESSETH:

WHEREAS, the Companies and the Consultant are party to an Amended and Restated Consulting Services Agreement, dated as of September 9, 2004, by and among the Companies and Consultant (the “Consulting Agreement”), and now desire to amend the Consulting Agreement as provided herein.

NOW, THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the parties hereto, intending to be legally bound, agree as follows:

Section 1.1. Amendment to the Consulting Agreement. Section 7(a) of the Consulting Agreement is hereby amended and restated in its entirety to read as follows:

“7. Term and Termination

(a) This Agreement shall commence as of the date hereof and shall remain in effect through September 9, 2019, unless (i) terminated pursuant to Section

7(b) below or (ii) the Consultant or any of its affiliates shall cease to own at least 20% of the issued and outstanding capital stock of the Parent prior to the consummation of any Transaction.”

Section 1.2. Miscellaneous Provisions.

(a)       This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Consulting Agreement. The Consulting Agreement otherwise continues in full force and effect.

(b)       This Amendment may be executed in any number of counterparts and by the parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

(c)       THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO THE LAWS OF ANY OTHER JURISDICTION.

(d)       From and after the date hereof all references to the Consulting Agreement shall be deemed to be a reference to the Consulting Agreement as modified pursuant to the terms of this Amendment.

[Signatures on following page]

2

IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the date first above written.

T-NETIX, INC.

By: /s/ Richard Smith

Its: President

EVERCOM SYSTEMS, INC.

By: /s/ Richard Smith

Its: President

H.I.G. CAPITAL, LLC

By: /s/ Richard Siegel

Its: Authorized Signatory